Exhibit 99.2

Ovintiv Inc.

Selected Financial Information

(unaudited)

For the period ended March 31, 2023

U.S. Dollar / U.S. Protocol

Condensed Consolidated Statement of Earnings (unaudited)

(US$ millions, except per share amounts)	2023	2022
For the Three Months Ended	March 31	March 31

Revenues
Product and service revenues	$2,592	$3,407
Gains (losses) on risk management, net	(58)	(1,458)
Sublease revenues	17	18
Total Revenues	2,551	1,967

Operating Expenses
Production, mineral and other taxes	84	94
Transportation and processing	455	406
Operating	206	188
Purchased product	701	1,066
Depreciation, depletion and amortization	364	264
Accretion of asset retirement obligation	5	5
Administrative	58	144
Total Operating Expenses	1,873	2,167
Operating Income (Loss)	678	(200)

Other (Income) Expenses
Interest	71	74
Foreign exchange (gain) loss, net	(3)	(1)
Other (gains) losses, net	(3)	(27)
Total Other (Income) Expenses	65	46
Net Earnings (Loss) Before Income Tax	613	(246)
Income tax expense (recovery)	126	(5)
Net Earnings (Loss)	$487	$(241)

Net Earnings (Loss) per Share of Common Stock
Basic	$1.99	$(0.94)
Diluted	1.97	(0.94)
Weighted Average Shares of Common Stock Outstanding (millions)
Basic	244.3	257.4
Diluted	247.7	257.4

Condensed Consolidated Statement of Comprehensive Income (unaudited)

(US$ millions)	2023	2022
For the Three Months Ended	March 31	March 31

Net Earnings (Loss)	$487	$(241)
Other Comprehensive Income (Loss), Net of Tax
Foreign currency translation adjustment	2	28
Pension and other post-employment benefit plans	(2)	(1)
Other Comprehensive Income (Loss)	-	27
Comprehensive Income (Loss)	$487	$(214)

Ovintiv Inc.	1	Selected Financial Information

Condensed Consolidated Balance Sheet (unaudited)

	As at	As at
	March 31,	December 31,
(US$ millions)	2023	2022

Assets
Current Assets
Cash and cash equivalents	$26	$5
Accounts receivable and accrued revenues (net of allowances
of $4 million (2022: $4 million))	1,277	1,594
Risk management	89	53
Income tax receivable	3	43
	1,395	1,695
Property, Plant and Equipment, at cost:
Oil and natural gas properties, based on full cost accounting
Proved properties	58,002	57,054
Unproved properties	1,016	1,172
Other	910	882
Property, plant and equipment	59,928	59,108
Less: Accumulated depreciation, depletion and amortization	(50,017)	(49,640)
Property, plant and equipment, net	9,911	9,468
Other Assets	1,009	1,004
Risk Management	3	34
Deferred Income Taxes	221	271
Goodwill	2,584	2,584
	$15,123	$15,056

Liabilities and Shareholders’ Equity
Current Liabilities
Accounts payable and accrued liabilities	$1,872	$2,221
Current portion of operating lease liabilities	88	76
Income tax payable	47	4
Risk management	45	86
Current portion of long-term debt	580	393
	2,632	2,780
Long-Term Debt	3,176	3,177
Operating Lease Liabilities	809	814
Other Liabilities and Provisions	116	131
Risk Management	22	-
Asset Retirement Obligation	276	281
Deferred Income Taxes	198	184
	7,229	7,367

Shareholders’ Equity
Share capital - authorized 775 million shares of stock
2023 issued and outstanding: 244.5 million shares (2022: 245.7 million shares)	3	3
Paid in surplus	7,555	7,776
Retained earnings (Accumulated deficit)	(655)	(1,081)
Accumulated other comprehensive income	991	991
Total Shareholders’ Equity	7,894	7,689
	$15,123	$15,056

Ovintiv Inc.	2	Selected Financial Information

Condensed Consolidated Statement of Cash Flows (unaudited)

(US$ millions)	2023	2022
For the Three Months Ended	March 31	March 31

Operating Activities
Net earnings (loss)	$487	$(241)
Depreciation, depletion and amortization	364	264
Accretion of asset retirement obligation	5	5
Deferred income taxes	64	(8)
Unrealized (gain) loss on risk management	(18)	1,012
Unrealized foreign exchange (gain) loss	(5)	(3)
Foreign exchange (gain) loss on settlements	(1)	(1)
Other	(45)	15
Net change in other assets and liabilities	(5)	(12)
Net change in non-cash working capital	222	(346)
Cash From (Used in) Operating Activities	1,068	685

Investing Activities
Capital expenditures	(610)	(451)
Acquisitions	(199)	(15)
Proceeds from divestitures	12	1
Net change in investments and other	(66)	48
Cash From (Used in) Investing Activities	(863)	(417)

Financing Activities
Net issuance (repayment) of revolving long-term debt	187	-
Repayment of long-term debt	-	(6)
Purchase of shares of common stock	(239)	(71)
Dividends on shares of common stock	(61)	(52)
Finance lease payments and other	(71)	(64)
Cash From (Used in) Financing Activities	(184)	(193)

Foreign Exchange Gain (Loss) on Cash, Cash Equivalents
and Restricted Cash Held in Foreign Currency	-	1
Increase (Decrease) in Cash, Cash Equivalents and Restricted Cash	21	76
Cash, Cash Equivalents and Restricted Cash, Beginning of Year	5	195
Cash, Cash Equivalents and Restricted Cash, End of Period	$26	$271

Cash, End of Period	$6	$48
Cash Equivalents, End of Period	20	223
Restricted Cash, End of Period	-	-
Cash, Cash Equivalents and Restricted Cash, End of Period	$26	$271

Ovintiv Inc.	3	Selected Financial Information

Ovintiv Inc.

Interim Supplemental Information

(unaudited)

For the period ended March 31, 2023

U.S. Dollar / U.S. Protocol

First quarter report

for the period ended March 31, 2023

Supplemental Financial Information (unaudited)

Financial Results

	2023	2022
(US$ millions, unless otherwise specified)	Q1	Year	Q4	Q3	Q2	Q1

Net Earnings (Loss)	487	3,637	1,335	1,186	1,357	(241)

Per share - basic (1)	1.99	14.34	5.39	4.70	5.28	(0.94)
Per share - diluted (1)	1.97	14.08	5.30	4.63	5.21	(0.94)

Non-GAAP Adjusted Earnings (2)	450	1,769	228	353	628	560

Per share - basic (1)	1.84	6.98	0.92	1.40	2.44	2.18
Per share - diluted (1)	1.82	6.85	0.91	1.38	2.41	2.18

Non-GAAP Cash Flow (3)	851	4,110	895	948	1,224	1,043

Per share - basic (1)	3.48	16.21	3.62	3.75	4.76	4.05
Per share - diluted (1)	3.44	15.91	3.55	3.70	4.70	4.05

Foreign Exchange Rates (C$ per US$1)
Average	1.353	1.301	1.358	1.306	1.277	1.266
Period end	1.353	1.354	1.354	1.371	1.289	1.250

Non-GAAP Adjusted Earnings Summary

Net Earnings (Loss) Before Income Tax	613	3,560	1,110	1,274	1,422	(246)
Before-tax (Addition) Deduction:
Unrealized gain (loss) on risk management	18	741	530	710	513	(1,012)
Non-operating foreign exchange gain (loss)	5	(14)	10	(20)	(7)	3
Adjusted Earnings (Loss) Before Income Tax	590	2,833	570	584	916	763
Income tax expense (recovery) (4)	140	1,064	342	231	288	203

Non-GAAP Adjusted Earnings (2)	450	1,769	228	353	628	560

Non-GAAP Cash Flow Summary

Cash From (Used in) Operating Activities	1,068	3,866	875	962	1,344	685
(Add back) Deduct:
Net change in other assets and liabilities	(5)	(57)	(15)	(17)	(13)	(12)
Net change in non-cash working capital	222	(187)	(5)	31	133	(346)

Non-GAAP Cash Flow (3)	851	4,110	895	948	1,224	1,043

(1) Net Earnings (Loss), Non-GAAP Adjusted Earnings and Non-GAAP Cash Flow per share are calculated using the weighted average number of shares of common stock outstanding as follows:

	2023	2022
(millions)	Q1	Year	Q4	Q3	Q2	Q1

Weighted Average Shares of Common Stock Outstanding

Basic	244.3	253.6	247.5	252.5	257.2	257.4

Diluted	247.7	258.4	251.8	256.2	260.6	257.4

(2) Non-GAAP Adjusted Earnings is a non-GAAP measure defined as net earnings (loss) excluding non-cash items that Management believes reduces the comparability of the Company's financial performance between periods. These items may include, but are not limited to, unrealized gains/losses on risk management, impairments, non‑operating foreign exchange gains/losses, and gains/losses on divestitures. Income taxes includes adjustments to normalize the effect of income taxes calculated using the estimated annual effective income tax rate. In addition, any valuation allowances are excluded in the calculation of income taxes.

(3) Non-GAAP Cash Flow is a non-GAAP measure defined as cash from (used in) operating activities excluding net change in other assets and liabilities, and net change in non-cash working capital.

(4) Calculated using the applicable U.S. federal and state statutory income tax rate of 23.0 percent and the applicable Canadian federal and provincial statutory income tax rate of 23.9 percent (2022 - 23.0 percent and 23.9 percent, respectively).

Financial Metrics

	2023	2022
	Q1	Year

Debt to Capitalization	32%	32%
Debt to Adjusted Capitalization (1)	19%	19%
Debt to EBITDA (1)	0.6x	0.7x
Debt to Adjusted EBITDA (1)	0.9x	0.8x

(1) Debt to Adjusted Capitalization, Debt to EBITDA and Debt to Adjusted EBITDA are non-GAAP measures monitored by Management as indicators of the Company's overall financial strength. Non-GAAP measures are defined and calculated in the Non-GAAP Definitions and Reconciliations document following this Supplemental Information report.

Ovintiv Inc. 1 Supplemental Information (prepared in US$)

First quarter report

for the period ended March 31, 2023

Supplemental Operating Information (unaudited)

Production Volumes by Product

		2023	2022
(average)	% of Oil & NGLs	Q1	Year	Q4	Q3	Q2	Q1

Oil (Mbbls/d)	51	127.3	131.6	132.0	133.4	132.8	128.3
NGLs - Plant Condensate (Mbbls/d)	15	38.7	44.0	42.7	46.0	42.6	44.6
Oil & Plant Condensate (Mbbls/d)	66	166.0	175.6	174.7	179.4	175.4	172.9
Butane (Mbbls/d)	8	19.1	19.3	19.0	19.8	19.8	18.7
Propane (Mbbls/d)	12	31.3	31.5	32.2	31.0	31.3	31.3
Ethane (Mbbls/d)	14	35.8	34.7	37.5	36.1	35.9	29.2
NGLs - Other (Mbbls/d)	34	86.2	85.5	88.7	86.9	87.0	79.2
Oil & NGLs (Mbbls/d)	100	252.2	261.1	263.4	266.3	262.4	252.1

Natural Gas (MMcf/d)		1,555	1,494	1,561	1,500	1,426	1,487

Total (MBOE/d)		511.4	510.0	523.6	516.3	500.0	499.9

Production Volumes by Segment

	2023	2022
(average)	Q1	Year	Q4	Q3	Q2	Q1

Oil (Mbbls/d)
USA Operations	127.2	131.5	131.9	133.3	132.7	128.2
Canadian Operations	0.1	0.1	0.1	0.1	0.1	0.1
	127.3	131.6	132.0	133.4	132.8	128.3

NGLs - Plant Condensate (Mbbls/d)
USA Operations	10.6	10.4	11.0	11.1	10.1	9.2
Canadian Operations	28.1	33.6	31.7	34.9	32.5	35.4
	38.7	44.0	42.7	46.0	42.6	44.6

Oil & Plant Condensate (Mbbls/d)
USA Operations	137.8	141.9	142.9	144.4	142.8	137.4
Canadian Operations	28.2	33.7	31.8	35.0	32.6	35.5
	166.0	175.6	174.7	179.4	175.4	172.9

NGLs - Other (Mbbls/d)
USA Operations	73.7	71.7	75.1	74.1	72.6	64.8
Canadian Operations	12.5	13.8	13.6	12.8	14.4	14.4
	86.2	85.5	88.7	86.9	87.0	79.2

NGLs - Total (Mbbls/d)
USA Operations	84.3	82.1	86.1	85.2	82.7	74.0
Canadian Operations	40.6	47.4	45.3	47.7	46.9	49.8
	124.9	129.5	131.4	132.9	129.6	123.8

Oil & NGLs (Mbbls/d)
USA Operations	211.5	213.6	218.0	218.5	215.4	202.2
Canadian Operations	40.7	47.5	45.4	47.8	47.0	49.9
	252.2	261.1	263.4	266.3	262.4	252.1

Natural Gas (MMcf/d)
USA Operations	507	492	506	502	485	475
Canadian Operations	1,048	1,002	1,055	998	941	1,012
	1,555	1,494	1,561	1,500	1,426	1,487

Total (MBOE/d)
USA Operations	296.1	295.5	302.3	302.1	296.1	281.3
Canadian Operations	215.3	214.5	221.3	214.2	203.9	218.6
	511.4	510.0	523.6	516.3	500.0	499.9

Ovintiv Inc. 2 Supplemental Information (prepared in US$)

First quarter report

for the period ended March 31, 2023

Supplemental Financial & Operating Information (unaudited)

Results of Operations

Revenues and Realized Gains (Losses) on Risk Management

	2023	2022
(US$ millions)	Q1	Year	Q4	Q3	Q2	Q1

USA Operations

Revenues, excluding Realized Gains (Losses) on Risk Management (1)
Oil	848	4,524	995	1,143	1,311	1,075
NGLs (2)	183	1,045	198	270	311	266
Natural Gas	155	1,108	251	349	302	206
	1,186	6,677	1,444	1,762	1,924	1,547
Realized Gains (Losses) on Risk Management
Oil	-	(594)	(75)	(141)	(235)	(143)
NGLs (2)	-	-	-	-	-	-
Natural Gas	2	(529)	(122)	(183)	(148)	(76)
	2	(1,123)	(197)	(324)	(383)	(219)

Canadian Operations

Revenues, excluding Realized Gains (Losses) on Risk Management (1)
Oil	-	3	1	1	1	-
NGLs (2)	236	1,358	290	326	382	360
Natural Gas	453	2,104	550	562	577	415
	689	3,465	841	889	960	775
Realized Gains (Losses) on Risk Management (3)
Oil	-	-	-	-	-	-
NGLs (2)	-	(125)	(16)	(26)	(51)	(32)
Natural Gas	(78)	(1,366)	(324)	(471)	(374)	(197)
	(78)	(1,491)	(340)	(497)	(425)	(229)

(1) Excludes other revenues with no associated production volumes, but includes intercompany marketing fees transacted between the Company's operating segments.

(2) Includes plant condensate.

(3) Excludes realized gains or losses from other derivative contracts with no associated production volumes and foreign exchange risk management positions.

Ovintiv Inc. 3 Supplemental Information (prepared in US$)

First quarter report

for the period ended March 31, 2023

Supplemental Financial & Operating Information (unaudited)

Results of Operations (continued)

Per-Unit Results, Excluding the Impact of Realized Gains (Losses) on Risk Management (1)

	2023	2022
(US$/BOE)	Q1	Year	Q4	Q3	Q2	Q1

Total USA Operations Netback
Price	44.52	61.91	51.96	63.44	71.39	61.08
Production, mineral and other taxes	3.01	3.72	3.23	3.83	4.25	3.56
Transportation and processing	5.51	5.80	5.81	6.14	5.91	5.31
Operating	6.39	5.99	6.05	6.73	5.53	5.58
Netback	29.61	46.40	36.87	46.74	55.70	46.63

Total Canadian Operations Netback
Price	35.50	44.26	41.30	45.11	51.70	39.44
Production, mineral and other taxes	0.19	0.18	0.19	0.12	0.15	0.19
Transportation and processing	13.80	12.80	12.85	13.01	13.67	11.72
Operating	1.50	1.62	1.52	1.69	1.35	1.90
Netback	20.01	29.66	26.74	30.29	36.53	25.63

Total Operations Netback
Price	40.72	54.49	47.45	55.83	63.36	51.62
Production, mineral and other taxes	1.83	2.23	1.95	2.29	2.58	2.08
Transportation and processing	9.00	8.75	8.78	8.99	9.08	8.12
Operating	4.33	4.15	4.13	4.64	3.83	3.98
Netback	25.56	39.36	32.59	39.91	47.87	37.44

(1) Netback is a common metric used in the oil and gas industry to measure operating performance on a per-unit basis and is considered a non-GAAP measure. The netbacks disclosed above have been calculated on a BOE basis using upstream product revenues, excluding the impact of realized gains and losses on risk management, less costs associated with delivering the product to market, including production, mineral and other taxes, transportation and processing expense and operating expense. For additional information regarding non-GAAP measures, including Netback reconciliations, see the Non-GAAP Definitions and Reconciliations document following this Supplemental Information report.

Other Per-unit Results

	2023	2022
(US$/BOE)	Q1	Year	Q4	Q3	Q2	Q1

Administrative Expense	1.25	2.27	2.17	2.16	1.56	3.20
Administrative Expense, Excluding Long-Term Incentive,
Restructuring and Legal Costs, and Current Expected Credit Losses	1.52	1.39	1.35	1.39	1.36	1.48

Ovintiv Inc. 4 Supplemental Information (prepared in US$)

First quarter report

for the period ended March 31, 2023

Supplemental Oil and Gas Operating Statistics (unaudited)

Operating Statistics

Per-Unit Prices, Excluding the Impact of Realized Gains (Losses) on Risk Management

	2023	2022
(US$)	Q1	Year	Q4	Q3	Q2	Q1

Oil Price ($/bbl)
USA Operations	74.06	94.25	82.08	93.22	108.58	93.16
Canadian Operations	71.44	87.28	81.48	82.86	100.11	82.80
Total Operations	74.06	94.25	82.08	93.21	108.57	93.15

NGLs - Plant Condensate Price ($/bbl)
USA Operations	61.84	73.22	57.95	66.62	86.56	85.09
Canadian Operations	77.22	93.22	82.41	86.65	107.78	96.22
Total Operations	73.01	88.52	76.14	81.82	102.74	93.93

Oil & Plant Condensate Price ($/bbl)
USA Operations	73.12	92.72	80.24	91.18	107.02	92.62
Canadian Operations	77.21	93.20	82.41	86.64	107.76	96.19
Total Operations	73.81	92.81	80.63	90.29	107.16	93.35

NGLs - Other Price ($/bbl)
USA Operations	18.73	29.35	20.03	29.82	34.88	33.55
Canadian Operations	35.17	42.39	39.07	41.12	47.84	41.23
Total Operations	21.11	31.45	22.95	31.49	37.03	34.94

NGLs - Total Price ($/bbl)
USA Operations	24.14	34.88	24.85	34.61	41.21	39.95
Canadian Operations	64.31	78.44	69.42	74.41	89.37	80.36
Total Operations	37.19	50.84	40.22	48.91	58.64	56.21

Oil & NGLs Price ($/bbl)
USA Operations	54.16	71.44	59.49	70.37	82.70	73.68
Canadian Operations	64.32	78.46	69.44	74.43	89.39	80.37
Total Operations	55.80	72.72	61.20	71.10	83.90	75.00

Natural Gas Price ($/Mcf)
USA Operations	3.40	6.18	5.42	7.55	6.87	4.82
Canadian Operations	4.80	5.75	5.67	6.11	6.73	4.56
Total Operations	4.34	5.89	5.59	6.60	6.78	4.64

Total Price ($/BOE)
USA Operations	44.52	61.91	51.96	63.44	71.39	61.08
Canadian Operations	35.50	44.26	41.30	45.11	51.70	39.44
Total Operations	40.72	54.49	47.45	55.83	63.36	51.62

Ovintiv Inc. 5 Supplemental Information (prepared in US$)

First quarter report

for the period ended March 31, 2023

Supplemental Oil and Gas Operating Statistics (unaudited)

Operating Statistics (continued)

Per-unit Impact of Realized Gains (Losses) on Risk Management

	2023	2022
(US$)	Q1	Year	Q4	Q3	Q2	Q1

Oil ($/bbl)
USA Operations	-	(12.38)	(6.24)	(11.48)	(19.42)	(12.43)
Canadian Operations	-	-	-	-	-	-
Total Operations	-	(12.37)	(6.23)	(11.47)	(19.41)	(12.41)

NGLs - Plant Condensate ($/bbl)
USA Operations	-	-	-	-	-	-
Canadian Operations	-	(10.15)	(5.57)	(8.02)	(17.14)	(10.06)
Total Operations	-	(7.78)	(4.13)	(6.09)	(13.07)	(7.99)

Oil & Plant Condensate ($/bbl)
USA Operations	-	(11.48)	(5.76)	(10.60)	(18.05)	(11.59)
Canadian Operations	-	(10.13)	(5.56)	(8.00)	(17.10)	(10.03)
Total Operations	-	(11.22)	(5.72)	(10.09)	(17.87)	(11.27)

NGLs - Other ($/bbl)
USA Operations	-	-	-	-	-	-
Canadian Operations	-	-	-	-	-	-
Total Operations	-	-	-	-	-	-

NGLs - Total ($/bbl)
USA Operations	-	-	-	-	-	-
Canadian Operations	-	(7.20)	(3.89)	(5.86)	(11.87)	(7.16)
Total Operations	-	(2.64)	(1.34)	(2.10)	(4.30)	(2.88)

Oil & NGLs ($/bbl)
USA Operations	-	(7.62)	(3.78)	(7.00)	(11.96)	(7.88)
Canadian Operations	-	(7.19)	(3.89)	(5.85)	(11.85)	(7.14)
Total Operations	-	(7.55)	(3.79)	(6.80)	(11.94)	(7.74)

Natural Gas ($/Mcf)
USA Operations	0.03	(2.94)	(2.57)	(3.97)	(3.39)	(1.78)
Canadian Operations	(0.82)	(3.74)	(3.35)	(5.12)	(4.35)	(2.16)
Total Operations	(0.54)	(3.47)	(3.10)	(4.75)	(4.00)	(2.04)

Total ($/BOE)
USA Operations	0.05	(10.50)	(7.00)	(11.68)	(14.24)	(8.66)
Canadian Operations	(3.97)	(18.91)	(16.80)	(25.19)	(22.62)	(11.65)
Total Operations	(1.64)	(14.04)	(11.14)	(17.28)	(17.66)	(9.97)

Ovintiv Inc. 6 Supplemental Information (prepared in US$)

First quarter report

for the period ended March 31, 2023

Supplemental Oil and Gas Operating Statistics (unaudited)

Operating Statistics (continued)

Per-Unit Results, Including the Impact of Realized Gains (Losses) on Risk Management

	2023	2022
(US$)	Q1	Year	Q4	Q3	Q2	Q1

Oil Price ($/bbl)
USA Operations	74.06	81.87	75.84	81.74	89.16	80.73
Canadian Operations	71.44	87.28	81.48	82.86	100.11	82.80
Total Operations	74.06	81.88	75.85	81.74	89.16	80.74

NGLs - Plant Condensate Price ($/bbl)
USA Operations	61.84	73.22	57.95	66.62	86.56	85.09
Canadian Operations	77.22	83.07	76.84	78.63	90.64	86.16
Total Operations	73.01	80.74	72.01	75.73	89.67	85.94

Oil & Plant Condensate Price ($/bbl)
USA Operations	73.12	81.24	74.48	80.58	88.97	81.03
Canadian Operations	77.21	83.07	76.85	78.64	90.66	86.16
Total Operations	73.81	81.59	74.91	80.20	89.29	82.08

NGLs - Other Price ($/bbl)
USA Operations	18.73	29.35	20.03	29.82	34.88	33.55
Canadian Operations	35.17	42.39	39.07	41.12	47.84	41.23
Total Operations	21.11	31.45	22.95	31.49	37.03	34.94

NGLs - Total Price ($/bbl)
USA Operations	24.14	34.88	24.85	34.61	41.21	39.95
Canadian Operations	64.31	71.24	65.53	68.55	77.50	73.20
Total Operations	37.19	48.20	38.88	46.81	54.34	53.33

Oil & NGLs Price ($/bbl)
USA Operations	54.16	63.82	55.71	63.37	70.74	65.80
Canadian Operations	64.32	71.27	65.55	68.58	77.54	73.23
Total Operations	55.80	65.17	57.41	64.30	71.96	67.26

Natural Gas Price ($/Mcf)
USA Operations	3.43	3.24	2.85	3.58	3.48	3.04
Canadian Operations	3.98	2.01	2.32	0.99	2.38	2.40
Total Operations	3.80	2.42	2.49	1.85	2.78	2.60

Total Price ($/BOE)
USA Operations	44.57	51.41	44.96	51.76	57.15	52.42
Canadian Operations	31.53	25.35	24.50	19.92	29.08	27.79
Total Operations	39.08	40.45	36.31	38.55	45.70	41.65

Total Netback ($/BOE)
USA Operations	29.66	35.90	29.87	35.06	41.46	37.97
Canadian Operations	16.04	10.75	9.94	5.10	13.91	13.98
Total Operations	23.92	25.32	21.45	22.63	30.21	27.47

Ovintiv Inc. 7 Supplemental Information (prepared in US$)

First quarter report

for the period ended March 31, 2023

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play

	2023	2022
(average)	Q1	Year	Q4	Q3	Q2	Q1

Oil Production (Mbbls/d)

USA Operations
Permian	59.6	62.7	65.4	60.8	62.6	61.8
Anadarko	33.1	35.5	34.4	35.9	36.5	35.4
Bakken	21.5	15.3	16.5	16.5	14.0	14.3
Uinta	12.8	17.9	15.4	19.9	19.6	16.6
Other (1)	0.2	0.1	0.2	0.2	-	0.1
Total USA Operations	127.2	131.5	131.9	133.3	132.7	128.2

Canadian Operations
Montney	0.1	0.1	0.1	0.1	0.1	0.1
Other (1)	-	-	-	-	-	-
Total Canadian Operations	0.1	0.1	0.1	0.1	0.1	0.1

Total	127.3	131.6	132.0	133.4	132.8	128.3

NGLs - Plant Condensate Production (Mbbls/d)

USA Operations
Permian	3.0	3.1	3.2	3.4	3.1	2.7
Anadarko	5.8	5.9	6.2	6.3	5.7	5.4
Bakken	1.5	1.1	1.1	1.2	1.1	0.9
Uinta	0.2	0.2	0.4	0.2	0.2	0.2
Other (1)	0.1	0.1	0.1	-	-	-
Total USA Operations	10.6	10.4	11.0	11.1	10.1	9.2

Canadian Operations
Montney	28.1	33.6	31.7	34.9	32.5	35.3
Other (1)	-	-	-	-	-	0.1
Total Canadian Operations	28.1	33.6	31.7	34.9	32.5	35.4

Total	38.7	44.0	42.7	46.0	42.6	44.6

Oil & Plant Condensate Production (Mbbls/d)

USA Operations
Permian	62.6	65.8	68.6	64.2	65.7	64.5
Anadarko	38.9	41.4	40.6	42.2	42.2	40.8
Bakken	23.0	16.4	17.6	17.7	15.1	15.2
Uinta	13.0	18.1	15.8	20.1	19.8	16.8
Other (1)	0.3	0.2	0.3	0.2	-	0.1
Total USA Operations	137.8	141.9	142.9	144.4	142.8	137.4

Canadian Operations
Montney	28.2	33.7	31.8	35.0	32.6	35.4
Other (1)	-	-	-	-	-	0.1
Total Canadian Operations	28.2	33.7	31.8	35.0	32.6	35.5

Total	166.0	175.6	174.7	179.4	175.4	172.9

(1) Other Operations includes production volumes from plays that are not part of the Company's current focus.

Ovintiv Inc. 8 Supplemental Information (prepared in US$)

First quarter report

for the period ended March 31, 2023

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2023	2022
(average)	Q1	Year	Q4	Q3	Q2	Q1

NGLs - Other Production (Mbbls/d)

USA Operations
Permian	26.8	26.3	27.0	26.8	26.2	25.4
Anadarko	38.5	37.3	39.3	38.6	38.2	32.7
Bakken	7.7	7.1	7.9	7.6	7.3	5.9
Uinta	0.7	0.9	0.9	1.0	0.8	0.7
Other (1)	-	0.1	-	0.1	0.1	0.1
Total USA Operations	73.7	71.7	75.1	74.1	72.6	64.8

Canadian Operations
Montney	12.5	13.8	13.6	12.8	14.4	14.4
Other (1)	-	-	-	-	-	-
Total Canadian Operations	12.5	13.8	13.6	12.8	14.4	14.4

Total	86.2	85.5	88.7	86.9	87.0	79.2

NGLs - Total Production (Mbbls/d)

USA Operations
Permian	29.8	29.4	30.2	30.2	29.3	28.1
Anadarko	44.3	43.2	45.5	44.9	43.9	38.1
Bakken	9.2	8.2	9.0	8.8	8.4	6.8
Uinta	0.9	1.1	1.3	1.2	1.0	0.9
Other (1)	0.1	0.2	0.1	0.1	0.1	0.1
Total USA Operations	84.3	82.1	86.1	85.2	82.7	74.0

Canadian Operations
Montney	40.6	47.4	45.3	47.7	46.9	49.7
Other (1)	-	-	-	-	-	0.1
Total Canadian Operations	40.6	47.4	45.3	47.7	46.9	49.8

Total	124.9	129.5	131.4	132.9	129.6	123.8

Oil & NGLs Production (Mbbls/d)

USA Operations
Permian	89.4	92.1	95.6	91.0	91.9	89.9
Anadarko	77.4	78.7	79.9	80.8	80.4	73.5
Bakken	30.7	23.5	25.5	25.3	22.4	21.1
Uinta	13.7	19.0	16.7	21.1	20.6	17.5
Other (1)	0.3	0.3	0.3	0.3	0.1	0.2
Total USA Operations	211.5	213.6	218.0	218.5	215.4	202.2

Canadian Operations
Montney	40.7	47.5	45.4	47.8	47.0	49.8
Other (1)	-	-	-	-	-	0.1
Total Canadian Operations	40.7	47.5	45.4	47.8	47.0	49.9

Total	252.2	261.1	263.4	266.3	262.4	252.1

(1) Other Operations includes production volumes from plays that are not part of the Company's current focus.

Ovintiv Inc. 9 Supplemental Information (prepared in US$)

First quarter report

for the period ended March 31, 2023

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2023	2022
(average)	Q1	Year	Q4	Q3	Q2	Q1

Natural Gas Production (MMcf/d)

USA Operations
Permian	158	149	156	149	146	145
Anadarko	281	286	286	290	287	279
Bakken	49	36	39	41	32	32
Uinta	15	16	19	16	15	13
Other (1)	4	5	6	6	5	6
Total USA Operations	507	492	506	502	485	475

Canadian Operations
Montney	1,017	970	1,023	970	907	978
Other (1)	31	32	32	28	34	34
Total Canadian Operations	1,048	1,002	1,055	998	941	1,012

Total	1,555	1,494	1,561	1,500	1,426	1,487

Total Production (MBOE/d)

USA Operations
Permian	115.8	117.0	121.7	115.9	116.2	114.0
Anadarko	124.2	126.3	127.6	129.1	128.2	120.1
Bakken	38.8	29.6	32.0	32.1	27.7	26.4
Uinta	16.3	21.6	19.8	23.6	23.0	19.7
Other (1)	1.0	1.0	1.2	1.4	1.0	1.1
Total USA Operations	296.1	295.5	302.3	302.1	296.1	281.3

Canadian Operations
Montney	210.1	209.1	215.8	209.5	198.2	212.9
Other (1)	5.2	5.4	5.5	4.7	5.7	5.7
Total Canadian Operations	215.3	214.5	221.3	214.2	203.9	218.6

Total	511.4	510.0	523.6	516.3	500.0	499.9

(1) Other Operations includes total production volumes from plays that are not part of the Company's current focus. Canadian Other Operations primarily includes natural gas volumes in Horn River.

Ovintiv Inc. 10 Supplemental Information (prepared in US$)

First quarter report

for the period ended March 31, 2023

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2023	2022
(US$ millions)	Q1	Year	Q4	Q3	Q2	Q1

Capital Expenditures, Excluding Capitalized Internal Costs

USA Operations
Permian	206	632	130	181	165	156
Anadarko	98	375	55	99	118	103
Bakken	65	243	73	81	42	47
Uinta	61	117	3	27	58	29
Other (1)	1	7	3	-	2	2
Total USA Operations	431	1,374	264	388	385	337

Canadian Operations
Montney	135	295	50	81	97	67
Other (1)	(2)	5	-	7	(2)	-
Total Canadian Operations	133	300	50	88	95	67

Total Capital Expenditures, Excluding Capitalized Internal Costs	564	1,674	314	476	480	404

Capitalized Directly Attributable Internal Costs

USA Operations
Permian	19	60	15	15	13	17
Anadarko	7	31	9	7	7	8
Bakken	3	18	4	5	4	5
Uinta	7	9	3	1	2	3
Other (1)	-	1	-	-	(1)	2
Total USA Operations	36	119	31	28	25	35

Canadian Operations
Montney	9	33	10	7	5	11
Other (1)	-	1	-	-	1	-
Total Canadian Operations	9	34	10	7	6	11

Total Capitalized Directly Attributable Internal Costs	45	153	41	35	31	46

Total Capital Expenditures

USA Operations
Permian	225	692	145	196	178	173
Anadarko	105	406	64	106	125	111
Bakken	68	261	77	86	46	52
Uinta	68	126	6	28	60	32
Other (1)	1	8	3	-	1	4
Total USA Operations	467	1,493	295	416	410	372

Canadian Operations
Montney	144	328	60	88	102	78
Other (1)	(2)	6	-	7	(1)	-
Total Canadian Operations	142	334	60	95	101	78

Corporate & Other	1	4	3	-	-	1
Total Capital Expenditures	610	1,831	358	511	511	451
Net Acquisitions & (Divestitures)	187	58	254	(213)	3	14
Net Capital Investment	797	1,889	612	298	514	465

(1) Other Operations includes capital expenditures in plays that are not part of the Company's current focus.

Ovintiv Inc. 11 Supplemental Information (prepared in US$)

First quarter report

for the period ended March 31, 2023

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2023	2022
	Q1	Year	Q4	Q3	Q2	Q1

Drilling Activity (net wells drilled)

USA Operations
Permian	17	62	15	18	16	13
Anadarko	7	54	10	13	18	13
Bakken	5	25	7	8	8	2
Uinta	3	12	-	2	5	5
Total USA Operations	32	153	32	41	47	33

Canadian Operations
Montney	26	52	8	12	16	16
Other (1)	-	3	-	3	-	-
Total Canadian Operations	26	55	8	15	16	16

Total	58	208	40	56	63	49

Completions Activity (net wells on production)

USA Operations
Permian	14	66	16	21	11	18
Anadarko	13	57	8	16	15	18
Bakken	8	19	6	9	-	4
Uinta	-	11	3	2	6	-
Total USA Operations	35	153	33	48	32	40

Canadian Operations
Montney	11	63	11	21	12	19
Total Canadian Operations	11	63	11	21	12	19

Total	46	216	44	69	44	59

(1) Other Operations includes net wells drilled in plays that are not part of the Company's current focus.

Ovintiv Inc. 12 Supplemental Information (prepared in US$)

Ovintiv Inc.

Non-GAAP Definitions and Reconciliations

(unaudited)

For the period ended March 31, 2023

U.S. Dollar / U.S. Protocol

For the period ended March 31, 2023

(US$ millions, except per share amounts or as indicated)

Non-GAAP Cash Flow, Non-GAAP Cash Flow Per Share (CFPS) and Non-GAAP Free Cash Flow - Non-GAAP Cash Flow is defined as cash from (used in) operating activities excluding net change in other assets and liabilities, and net change in non-cash working capital. Non-GAAP CFPS is Non-GAAP Cash Flow divided by the weighted average number of shares of common stock outstanding. Non-GAAP Free Cash Flow is defined as Non-GAAP Cash Flow in excess of capital expenditures, excluding net acquisitions and divestitures. Management believes these measures are useful to the Company and its investors as a measure of operating and financial performance across periods and against other companies in the industry, and are an indication of the Company’s ability to generate cash to finance capital programs, to service debt and to meet other financial obligations. These measures are used, along with other measures, in the calculation of certain performance targets for the Company’s management and employees.

Non-GAAP Cash Flow	YTD 2023

Cash from (used in) Operating Activities	$1,068
Deduct (add back):
Net change in other assets and liabilities	(5)
Net change in non-cash working capital	222
Non-GAAP Cash Flow	$851

Per Share - Basic	$3.48
Per Share - Diluted	3.44

Non-GAAP Free Cash Flow

Non-GAAP Cash Flow	$851
Deduct:
Capital expenditures	610
Non-GAAP Free Cash Flow	$241

Non-GAAP Adjusted Earnings - is defined as Net Earnings (Loss) excluding non-cash items that management believes reduces the comparability of the Company’s financial performance between periods. These items may include, but are not limited to, unrealized gains/losses on risk management, impairments, non-operating foreign exchange gains/losses, and gains/losses on divestitures. Income taxes includes adjustments to normalize the effect of income taxes calculated using the estimated annual effective income tax rate. In addition, any valuation allowances are excluded in the calculation of income taxes.

Non-GAAP Adjusted Earnings	YTD 2023

Net Earnings (Loss) Before Income Tax	$613
Before-tax (Addition) Deduction:
Unrealized gain (loss) on risk management	18
Non-operating foreign exchange gain (loss)	5
Adjusted Earnings (Loss) Before Income Tax	590
Income tax expense (recovery)	140
Non-GAAP Adjusted Earnings	$450

Per Share - Basic	$1.84
Per Share - Diluted	1.82

Debt to Capitalization - Capitalization includes debt and total shareholders' equity. Debt to Capitalization is monitored by management as an indicator of the Company's overall financial strength.

Debt to Capitalization	YTD 2023

Long-Term Debt, Including Current Portion	$3,756
Total Shareholders' Equity	7,894
Capitalization	$11,650

Debt to Capitalization	32%

Ovintiv Inc.	1	Non-GAAP Definitions and Reconciliations

Debt to Adjusted Capitalization - Debt to Adjusted Capitalization is a non-GAAP measure and is a proxy for Ovintiv’s financial covenant under the Company’s credit facilities which require debt to adjusted capitalization to be less than 60 percent. Adjusted Capitalization includes debt, total shareholders’ equity and an equity adjustment for cumulative historical ceiling test impairments recorded as at December 31, 2011 in conjunction with the Company’s January 1, 2012 adoption of U.S. GAAP.

Debt to Adjusted Capitalization	YTD 2023

Long-Term Debt, Including Current Portion	$3,756
Total Shareholders' Equity	7,894
Equity Adjustment for Impairments at December 31, 2011	7,746
Adjusted Capitalization	$19,396

Debt to Adjusted Capitalization	19%

EBITDA, Debt to EBITDA, Adjusted EBITDA and Debt to Adjusted EBITDA - EBITDA is defined as trailing 12-month net earnings (loss) before income taxes, DD&A, and interest. Adjusted EBITDA is defined as EBITDA adjusted for impairments, accretion of asset retirement obligation, unrealized gains/losses on risk management, foreign exchange gains/losses, gains/losses on divestitures and other gains/losses. Debt to EBITDA and Debt to Adjusted EBITDA are non-GAAP measures monitored by management as an indicator of the Company’s overall financial strength.

	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Trailing 12- Months

Long-Term Debt, Including Current Portion					$3,756

Net Earnings (Loss)	$1,357	$1,186	$1,335	$487	$4,365
Add back (deduct):
Depreciation, depletion and amortization	278	291	280	364	1,213
Interest	91	83	63	71	308
Income tax expense (recovery)	65	88	(225)	126	54
EBITDA	$1,791	$1,648	$1,453	$1,048	$5,940

Debt to EBITDA (times)					0.6

	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Trailing 12- Months

Long-Term Debt, Including Current Portion					$3,756

Net Earnings (Loss)	$1,357	$1,186	$1,335	$487	$4,365
Add back (deduct):
Depreciation, depletion and amortization	278	291	280	364	1,213
Accretion of asset retirement obligation	5	4	4	5	18
Interest	91	83	63	71	308
Unrealized (gains) losses on risk management	(513)	(710)	(530)	(18)	(1,771)
Foreign exchange (gain) loss, net	3	19	(6)	(3)	13
Other (gains) losses, net	-	(3)	(3)	(3)	(9)
Income tax expense (recovery)	65	88	(225)	126	54
Adjusted EBITDA	$1,286	$958	$918	$1,029	$4,191

Debt to Adjusted EBITDA (times)					0.9

Operating Margin/Operating Netback - Product revenues less costs associated with delivering the product to market, including production, mineral and other taxes, transportation and processing and operating expenses. When presented on a per BOE basis, Operating Netback is defined as indicated divided by average barrels of oil equivalent sales volumes. Operating Margin/Operating Netback is used by management as an internal measure of the profitability of a play.

Ovintiv Inc.	2	Non-GAAP Definitions and Reconciliations

Netback Calculation

Netback is a common metric used in the oil and gas industry to measure operating performance on a per-unit basis and is considered a non-GAAP measure. The netbacks disclosed below have been calculated on a BOE basis using upstream product revenues, excluding the impact of realized gains and losses on risk management, less costs associated with delivering the product to market, including production, mineral and other taxes, transportation and processing expense and operating expense.

Selected Financial Data (1)

	2023	2022
(US$ millions)	Q1	Year	Q4	Q3	Q2	Q1
USA Operations
Upstream Product Revenue (2,3)	1,186	6,677	1,444	1,762	1,924	1,547
Production, mineral and other taxes	80	401	90	106	115	90
Transportation and processing	147	626	162	170	159	135
Operating (4)	170	646	168	187	149	142
	789	5,004	1,024	1,299	1,501	1,180
Canadian Operations
Upstream Product Revenue (2,3)	689	3,465	841	889	960	775
Production, mineral and other taxes	4	14	4	3	3	4
Transportation and processing	267	1,002	261	257	253	231
Operating (4)	29	127	31	34	25	37
	389	2,322	545	595	679	503
Total Operations
Upstream Product Revenue (2,3)	1,875	10,142	2,285	2,651	2,884	2,322
Production, mineral and other taxes	84	415	94	109	118	94
Transportation and processing	414	1,628	423	427	412	366
Operating (4)	199	773	199	221	174	179
	1,178	7,326	1,569	1,894	2,180	1,683

(1)	Segmented financial information per the notes to Ovintiv's financial statements.
(2)	Excludes the impact of realized gains and losses on risk management.
(3)	Excludes service revenues, certain other revenues and royalty adjustments with no associated production volumes.
(4)	Excludes other operating expenses with no associated production volumes.

Sales Volumes (1)

	2023	2022
(BOE)	Q1	Year	Q4	Q3	Q2	Q1
USA Operations	26,652,510	107,860,420	27,807,460	27,788,876	26,946,920	25,317,450
Canadian Operations	19,378,260	78,306,370	20,363,280	19,710,448	18,555,628	19,677,060
Total	46,030,770	186,166,790	48,170,740	47,499,324	45,502,548	44,994,510

(1)	Numbers may not add due to the calculation of volumes, which is based on sales volumes per day on a BOE basis times the number of days in the period.

Calculated Operating Netback, excluding the Impact of Realized Gains (Losses) on Risk Management (1)

	2023	2022
(US$/BOE)	Q1	Year	Q4	Q3	Q2	Q1
Total USA Operations
Price	44.50	61.90	51.93	63.41	71.40	61.10
Production, mineral and other taxes	3.00	3.72	3.24	3.81	4.27	3.55
Transportation and processing	5.52	5.80	5.83	6.12	5.90	5.33
Operating	6.38	5.99	6.04	6.73	5.53	5.61
Netback	29.60	46.39	36.82	46.75	55.70	46.61
Total Canadian Operations
Price	35.56	44.25	41.30	45.10	51.74	39.39
Production, mineral and other taxes	0.21	0.18	0.20	0.15	0.16	0.20
Transportation and processing	13.78	12.80	12.82	13.04	13.63	11.74
Operating	1.50	1.62	1.52	1.72	1.35	1.88
Netback	20.07	29.65	26.76	30.19	36.59	25.56
Total Operations
Price	40.73	54.48	47.44	55.81	63.38	51.61
Production, mineral and other taxes	1.82	2.23	1.95	2.29	2.59	2.09
Transportation and processing	8.99	8.74	8.78	8.99	9.05	8.13
Operating	4.32	4.15	4.13	4.65	3.82	3.98
Netback	25.59	39.35	32.57	39.87	47.91	37.40

(1)

May not add due to rounding. Ovintiv calculates reported netbacks using whole dollars and sales volumes. Accordingly, the calculations above may differ from the reported netbacks due to the effects of rounding both dollars and volumes.

Ovintiv Inc.	3	Non-GAAP Definitions and Reconciliations